EXHIBIT 23.2

         Henry Schiffer, C.P.A.
         CERTIFIED PUBLIC ACCOUNTANTS  Letterhead

         CONSENT OF INDEPENDENT ACCOUNTANTS


         As independent Certified Public Accountants, I consent to the incorporation by reference in this Registration Statement on Form S-8 of my report, dated April 14, 2003 in ENERGY PRODUCERS, INC.'S Form 10-KSB for the fiscal year ended December 31, 2002, and all references to our firm included in this Registration Statement.

                                            /s/ Henry Schiffer, C.P.A.
                                            --------------------------
                                            Henry Schiffer, C.P.A.

Beverly Hills, CA
February 12, 2004


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